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                                                               Exhibit 10.35(d)

                                 INTERLAND, INC.
                             1995 STOCK OPTION PLAN
                                 NOTICE OF GRANT

You have been granted an option to purchase Common Stock of Interland, Inc. (the "Company"), subject to the terms and conditions of the 1995 Stock Option Plan (the "Plan") and this Option Agreement. The terms and conditions set forth in this Notice of Grant are hereby incorporated by reference.

Employee Name:                              Employee ID:

Employee Username:                          Company: Interland, Inc.


Grant               Purchase       Shares      Date of
Date                  Price        Granted    Expiration



VESTING SCHEDULE:

This Option may be exercised, in whole or in part, in accordance with the following schedule: on the First Vesting Date the Option will become vested and exercisable as to twenty-five percent (25%) of the Shares; and (ii) thereafter at the end of each full succeeding month the Option will become vested and exercisable as to 2.08333% of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become exercisable for the full remainder of the Shares.

TERMINATION PERIOD:

This Option may be exercised for thirty (30) days after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for twelve
(12) months following the date of death or Disability as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

CONFIDENTIALITY:

Optionee agrees not to disclose the grant of this Option or the number of shares subject to this Option to any third party, except to his or her accountants, financial advisors, attorneys, immediate family members, or as required by law or valid order of a court or other authorized governmental entity.

                             TERMS AND CONDITIONS OF
                                 NOTICE OF GRANT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.



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I. OPTIONEE. The Optionee named on the Notice of Grant (the "Optionee"), has been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the 1995 Stock Option Plan (the "Plan"), and this Option Agreement.

II. AGREEMENT

1. GRANT OF OPTION. The Plan Administrator of Interland, Inc. (the "Company") hereby grants to the Optionee an option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant ("the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

2.  EXERCISE OF OPTION.

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, substantially in a form approved by the Company (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercise Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice Shall be signed by the Optionee and shall be delivered in person or by certified mail to the Stock Administration Department of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercise Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercise Shares.

3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
(a) cash;
(b) check;
(c) delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;
(d) any combination of the foregoing methods of payment; or
(e) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws and approved by the Administrator.



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4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. TERM OF OPTION. This Option may be exercised only within the Term set out in the Notice of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Option Agreement.

6. TAX CONSEQUENCES. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercising the Option.

(i) Nonstatutory Stock Option. The Optionee may incur regular federal and state tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercise Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities and amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercise Shares on the date of exercise over the aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

(b) Disposition of Shares.

(i) NSO. If the Optionee holds NSO Shares for at least one year, any gain or loss recognized on sale or exchange of the Shares will be treated as long-term capital gain or loss for federal income tax purposes.

(ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain or loss recognized on sale or exchange of the Shares will be treated as long-term capital gain or loss for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, the optionee will recognize compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

(c) Notice of Disqualifying Disposition if ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the



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grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan, this Option Agreement and Notice of Grant and all of the terms and conditions of the Stock Option Repricing Program constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of writing signed by the Company and Optionee. This agreement is governed by Minnesota law except for that body of law pertaining to conflict of laws.

By selecting "ACCEPT" below, you agree that the Option is granted under and governed by the terms and conditions of the Plan, this Option Agreement, Notice of Grant. Optionee has reviewed the Plan, this Option Agreement, Notice of Grant in their entirety, has had an opportunity to obtain the advice of counsel prior to selecting "ACCEPT" below. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, this Option Agreement, Notice of Grant. The provisions set forth herein replace and supersede any previous Notice of Grant regarding the options herein described.

INTERLAND, INC.
A Minnesota corporation

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